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                                                                    Exhibit 21


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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

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                                                 STATE OR
                                            OTHER JURISDICTION
                                             OF INCORPORATION          DOING BUSINESS
NAME OF COMPANY                              OR ORGANIZATION           UNDER NAME OF
---------------                             ------------------         --------------
A-B Jade Hong Kong Holding                      China                  A-B Jade Hong Kong Holding
  Company, Limited                                                       Company, Limited

Anheuser-Busch, Incorporated                    Missouri               Anheuser-Busch, Incorporated

                                                                       CA: Anheuser-Busch Sales of San Diego

                                                                       CA: Anheuser-Busch Sales of Stockton

                                                                       CA: Anheuser-Busch Sales of Sylmar

                                                                       CA: Anheuser-Busch Sales Co.

                                                                       CO: Anheuser-Busch Sales Co.

                                                                       CO: Anheuser-Busch Sales Co. of Denver

                                                                       CO: Anheuser-Busch Sales Company of Denver

                                                                       MO: Anheuser-Busch Center

                                                                       MO: Anheuser-Busch Conference and Sports Centre

                                                                       MO: Bud Sports

                                                                       MO: Grant's Farm

                                                                       MO: Promotional Products Group

                                                                       MO: St. Louis Soccer Park

                                                                       MO: The Anheuser-Busch Collectors Club

                                                                       OH: Anheuser-Busch Sales of Canton

                                                                       OK: Anheuser-Busch Sales of Oklahoma

                                                                       OK: Anheuser-Busch Sales of Oklahoma - Enid Branch

                                                                       OK: Anheuser-Busch Sales of Oklahoma - Perry Branch

                                                                       OK: Anheuser-Busch Sales of Oklahoma - Ponca City Branch

                                                                       OK: Anheuser-Busch Sales of Oklahoma - Tulsa Branch

                                                                       OK: Anheuser-Busch Sales of Oklahoma - Vinita Branch

                                                                       OK: Anheuser-Busch Sales of Tulsa

                                                                       OK: Anheuser-Busch Sales of Stillwater

                                                                       OK: Anheuser-Busch Sales of Vinita

                                                                       VA: Kingsmill Golf Club

Anheuser-Busch Asia, Inc.                       Delaware               Anheuser-Busch Asia, Inc.

Anheuser-Busch Australia Limited                Delaware               Anheuser-Busch Australia Limited

Anheuser-Busch Brasil Holdings Ltda.            Brazil                 Anheuser-Busch Brasil Holdings Ltda.

Anheuser-Busch Canada, Inc.                     Delaware               Anheuser-Busch Canada, Inc.

Anheuser-Busch Distributors of                  Delaware               NY: Anheuser-Busch Sales and Service
  New York, Inc.                                                         of New York

Anheuser-Busch Europe, Inc.                     Delaware               Anheuser-Busch Europe, Inc.

Anheuser-Busch Europe Limited                   United Kingdom         Anheuser-Busch Europe Limited

Anheuser-Busch Florida Investment               Florida                Anheuser-Busch Florida Investment
  Capital Corporation                                                    Capital Corporation

Anheuser-Busch Hong Kong                        China                  Anheuser-Busch Hong Kong
  Investment Company, Limited                                            Investment Company, Limited

Anheuser-Busch Import Investments,              Delaware               Anheuser-Busch Import Investments,
  Inc.                                                                   Inc.

Anheuser-Busch International, Inc.              Delaware               Anheuser-Busch International, Inc.

Anheuser-Busch International                    Delaware               Anheuser-Busch International
  Holdings, Inc.                                                         Holdings, Inc.

Anheuser-Busch International                    Chile                  Anheuser-Busch International
  Holdings, Inc. Chile I Limitada                                        Holdings, Inc. Chile I Limitada

Anheuser-Busch International                    Chile                  Anheuser-Busch International
  Holdings, Inc. Chile II Limitada                                       Holdings, Inc. Chile II Limitada

Anheuser-Busch Investments, S.L.                Spain                  Anheuser-Busch Investments, S.L.

Anheuser-Busch Latin American                   Delaware               Anheuser-Busch Latin American
  Development Corporation                                                Development Corporation



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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                 STATE OR
                                            OTHER JURISDICTION
                                             OF INCORPORATION          DOING BUSINESS
NAME OF COMPANY                              OR ORGANIZATION           UNDER NAME OF
---------------                             ------------------         --------------
Anheuser-Busch Mexico, Inc.                     Delaware               Anheuser-Busch Mexico, Inc.

Anheuser-Busch Overseas                         Delaware               Anheuser-Busch Overseas
  Holdings, L.L.C.                                                       Holdings, L.L.C.

Anheuser-Busch Packaging                        Delaware               Anheuser-Busch Packaging
  Group, Inc.                                                            Group, Inc.

                                                                       MO: Anheuser-Busch Companies Packaging Group

Anheuser-Busch Recycling                        Ohio                   Anheuser-Busch Recycling
  Corporation                                                            Corporation

Anheuser-Busch River North                      Delaware               Anheuser-Busch River North Investment
  Investment Capital Corporation                                         Capital Corporation

                                                                       IL: River North Distributing Company

Anheuser-Busch Sales of Hawaii, Inc.            Delaware               Anheuser-Busch Sales of Hawaii, Inc.

Anheuser-Busch San Diego Wholesaler             Delaware               Anheuser-Busch San Diego Wholesaler Development
  Development Corporation                                                Corporation

                                                                       CA: Anheuser-Busch Sales of San Diego

Anheuser-Busch Spanish Holdings,                Delaware               Anheuser-Busch Spanish Holdings,
  Inc.                                                                   Inc.

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corp.                                                      Development Corp.

                                                                       CA: Anheuser-Busch Sales, Pomona

                                                                       CA: Anheuser-Busch Sales, Antelope Valley

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corporation III                                            Development Corporation III

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corporation IV                                             Development Corporation IV

Anheuser-Busch Wisconsin                        Wisconsin              Anheuser-Busch Wisconsin
  Investment Capital Corporation                                         Investment Capital Corporation

Anheuser-Busch World Trade Ltd.                 Delaware               Anheuser-Busch World Trade Ltd.

August A. Busch & Co. of                        Massachusetts          August A. Busch & Co. of
  Massachusetts, Inc.                                                    Massachusetts, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                 STATE OR
                                            OTHER JURISDICTION
                                             OF INCORPORATION          DOING BUSINESS
NAME OF COMPANY                              OR ORGANIZATION           UNDER NAME OF
---------------                             ------------------         --------------
Bannon Corporation                              Delaware               Bannon Corporation

BARI-Canada, Inc.                               Delaware               BARI-Canada, Inc.

Bevo Music, Inc.                                Delaware               Bevo Music, Inc.

Bow Tie Music, Inc.                             Delaware               Bow Tie Music, Inc.

Budweiser Brasil Ltda.                          Brazil                 Budweiser Brasil Ltda.

Budweiser Hong Kong Holding                     China                  Budweiser Hong Kong Holding
  Company, Limited                                                       Company, Limited

Budweiser Philippines, Inc.                     Delaware               Budweiser Philippines, Inc.

Budweiser Wuhan International                   China                  Budweiser Wuhan International
  Brewing Company Limited                                                Brewing Company Limited

Busch Agricultural Resources, Inc.              Delaware               Busch Agricultural Resources, Inc.

                                                                       AR: Mill Spring Farms

Busch Agricultural Resources                    Delaware               Busch Agricultural Resources
  International, Inc.                                                    International, Inc.

Busch Entertainment Corporation                 Delaware               Busch Entertainment Corporation

                                                                       PA: Sesame Place

Busch Entertainment Company                     Delaware               Busch Entertainment Company
  International, Inc.                                                     International, Inc.

Busch Hong Kong Holding                         China                  Busch Hong Kong Holding
  Company, Limited                                                       Company, Limited

Busch International Sales                       Delaware               Busch International Sales
  Corporation                                                            Corporation

Busch Investment Corporation                    Delaware               Busch Investment Corporation

Busch Mechanical Services, Inc.                 Delaware               Busch Mechanical Services, Inc.

                                                                       GA: Atlanta Transportation Services Company

                                                                       MO: Busch Reclamation Services

                                                                       MO: Busch Transportation Services

                                                                       MO: Springfield Railway Services

                                                                       TN: Memphis Transportation Services

Busch Media Group, Inc.                         Delaware               Busch Media Group, Inc.

Busch Properties, Inc.                          Delaware               Busch Properties, Inc.

                                                                       VA: Kingsmill Audio Visual Services

                                                                       VA: Kingsmill Golf Club

                                                                       VA: Kingsmill Inn and Conference Center

Busch Properties of Florida, Inc.               Florida                Busch Properties of Florida, Inc.

Civic Center Corporation                        Missouri               Civic Center Corporation

Consolidated Farms, Inc.                        Delaware               Consolidated Farms, Inc.

                                                                       ID: Elk Mountain Farms, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                 STATE OR
                                            OTHER JURISDICTION
                                             OF INCORPORATION          DOING BUSINESS
NAME OF COMPANY                              OR ORGANIZATION           UNDER NAME OF
---------------                             ------------------         --------------
Eagle Packaging, Inc.                           Delaware               Eagle Packaging, Inc.

Eagle Snacks, Inc.                              Delaware               Eagle Snacks, Inc.

                                                                       MA: The Cape Cod Company in Hyannis

                                                                       MI: Eagle Snacks of Missouri

                                                                       NC: Carolina Harvest Company

Glass Container Corporation                     Delaware               MO/TX: Longhorn Glass Corporation

Global Conduit Holdings Limited                 British Virgin         Global Conduit Holdings Limited
                                                  Islands

Harbin Brewery Group Limited                    Cayman Islands         Harbin Brewery Group Limited

HSH of Orlando, Inc.                            Florida                HSH of Orlando, Inc.

ILH Company                                     Florida                ILH Company

Kingsmill Realty, Inc.                          Virginia               Kingsmill Realty, Inc.

Langhorne Food Services, Inc.                   Delaware               Langhorne Food Services, Inc.

Litchfield Development Corporation              Delaware               Litchfield Development Corporation

Longhorn Glass Manufacturing, L.P.              Delaware               Longhorn Glass Manufacturing, L.P.

                                                                       DE, MO, TX: Longhorn Glass Corporation

Manufacturers Cartage Company                   Missouri               Manufacturers Cartage Company

Manufacturers Railway Company                   Missouri               Manufacturers Railway Company

Metal Container Corporation                     Delaware               Metal Container Corporation

                                                                       CA: MCC Riverside

Metal Container Corporation of                  California             Metal Container Corporation of
  California                                                             California

M.R.S. Redevelopment Corporation                Missouri               M.R.S. Redevelopment Corporation

Nutri-Turf, Inc.                                Delaware               Nutri-Turf, Inc.

Pacific International Rice Mills, Inc.          Delaware               Pacific International Rice Mills, Inc.

PBP, Inc.                                       Delaware               PBP, Inc.

Pestalozzi Street Insurance                     Bermuda                Pestalozzi Street Insurance
  Company, Ltd.                                                          Company, Ltd.

Precision Printing and Packaging, Inc.          Delaware               Precision Printing and Packaging, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                 STATE OR
                                            OTHER JURISDICTION
                                             OF INCORPORATION          DOING BUSINESS
NAME OF COMPANY                              OR ORGANIZATION           UNDER NAME OF
---------------                             ------------------         --------------
Promoclones y Desarrollos Mexico                Mexico                 Promoclones y Desarrollos Mexico
  de Mexicali, S. de R. L. de C. V.                                     de Mexicali, S. de R. L. de C. V.

SeaWorld, Inc.                                  Delaware               SeaWorld, Inc.

                                                                       FL: SeaWorld Vacations, Busch Gardens Vacations,
                                                                         Sesame Place Vacations, Water Country USA
                                                                         Vacations, Adventure Island Vacations, Discovery
                                                                         Cove Vacations

                                                                       OH: SeaWorld of Ohio

SeaWorld of Florida, Inc.                       Florida                SeaWorld of Florida, Inc.

SeaWorld of Texas, Inc.                         Delaware               SeaWorld of Texas, Inc.

SFKBPP, Inc.                                    Missouri               SFKBPP, Inc.

Somerset Distributors, L.L.C.                   Delaware               Somerset Distributors, L.L.C.

                                                                       CA: Anheuser-Busch Sales, Beach Cities

Stag Brewing Company Limited                    United Kingdom         Budweiser Stag Brewing
                                                                         Company Limited

St. Louis Refrigerator Car Company              Delaware               St. Louis Refrigerator Car Company

Tune Out Music, Inc.                            Delaware               Tune Out Music, Inc.

Wholesaler Equity Development                   Delaware               Wholesaler Equity Development
  Corporation                                                            Corporation

Williamsburg Transport, Inc.                    Virginia               Williamsburg Transport, Inc.
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